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                                                                    EXHIBIT 10.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This document is to amend the Employment Agreement (the "Agreement"), entered into as of October 18, 1999, by and between Total Renal Care Holdings Corp. and Kent J. Thiry ("Executive"). Specifically, the parties agree to delete the following sentence from Section 1 of the Agreement: "Executive shall use his best efforts to establish a residence in the greater Los Angeles metropolitan area no later than December 31, 1999, but shall establish such a residence in any event no later than January 31, 2000." In all other respects, the Agreement remains unchanged and in full force and effect.

TOTAL RENAL CARE HOLDINGS, INC.



By _____________________________________                 ___________________
     Maris Andersons, Director                                  Date


EXECUTIVE



________________________________________                 ___________________
     Kent J. Thiry                                              Date